Exhibit 99.1

Postal Realty Trust, Inc.
Introduction to Unaudited Pro Forma Financial Statements

As previously announced, on November 22, 2019, Postal Realty Trust, Inc. closed on the acquisition of a 113-building portfolio leased to the United States Postal Service (“Portfolio”). The contract purchase price for the Portfolio was $31.4 million, exclusive of closing costs. The Company funded the purchase with $17.4 million of cash from its line of credit and the issuance of 824,350 units of limited partnership interest in the Operating Partnership (“OP Units”) valued at $17.00 per unit (the stock price on the date of closing was $16.05).

The following Unaudited Pro Forma Consolidated Balance Sheet of Postal Realty Trust, Inc. (the “Company”) as of September 30, 2019 is presented as if the purchase of the Portfolio occurred on September 30, 2019. The unaudited Pro Forma Combined Consolidated Statement of Operations for the nine months ended September 30, 2019 and the year ended December 31, 2018 reflects the acquisition of the Portfolio as if the purchase had occurred on January 1, 2018. The Unaudited Pro Forma Combined Consolidated Statement of Operations for the nine months ended September 30, 2019 and the year ended December 31, 2018 are presented as if the following occurred on January 1, 2018:

●	the Company completed the purchase of the Portfolio.

●	the contribution of Nationwide Postal and Affiliates Predecessor (the “Predecessor”), the predecessor of the Company, including 190 properties owned by the Predecessor, in exchange for Class A Common Stock, Voting Equivalency Stock, limited partnership units of Postal Realty LP, a subsidiary of the Company (the “Operating Partnership”), and cash.

●	the Operating Partnership’s acquisition for cash of 81 additional properties (the “Acquisition Properties”) by the Company or its subsidiaries.

●	the Company’s acquisition for cash of one additional property acquired by the Predecessor in 2019 (the “2019 Property”).

●	the offering to fund the purchase of the Acquisition Properties and the 2019 Property (together with the Predecessor Properties, the “Contribution Properties”), to repay certain indebtedness of the Predecessor, to reimburse certain funds advanced by a related party for offering and other expenses, and for working capital and general corporate purposes, including future acquisitions.

The accompanying Unaudited Pro Forma Combined Consolidated Statement of Operations for the year ended December 31, 2018 of the Company, prior to the Portfolio acquisition was derived from the Unaudited Pro Forma Combined Consolidated Statement of Operations for the year ended December 31, 2018 included in the Company’s Prospectus filing on Form 424B4 filed with the SEC on May 16, 2019.

The transactions are more fully described in the notes to the unaudited pro forma financial statements.

The Company’s unaudited pro forma adjustments are based on available information and assumptions that the Company considers reasonable. The Company’s unaudited pro forma financial statements are not necessarily indicative of what the Company’s actual financial position or results of operations would have been as of the date and for the periods indicated, nor do they purport to represent the Company’s future financial position or results of operations.

The final accounting for the Portfolio will likely differ from the amounts reflected in the unaudited pro forma financial statements. Such differences will likely result in operating results and financial condition different than that reflected in the unaudited pro forma financial statements and such differences may be material.

Postal Realty Trust, Inc.

Pro Forma Consolidated Balance Sheet

As of September 30, 2019

(Unaudited)

	Postal Realty Trust, Inc. (a)	Portfolio (b)	Total Pro Forma
ASSETS
Real estate
Land	$16,827,724	$5,019,075	$21,846,799
Buildings and improvements	57,177,951	24,071,897	81,249,848
Tenant improvements	2,114,364	256,324	2,370,688
Total real estate properties, net	76,120,039	29,347,296	105,467,335
Less: accumulated depreciation	(8,180,839)	-	(8,180,839)
Total real estate, net	67,939,200	29,347,296	97,286,496

Cash	10,969,557	(573,315)	10,396,242
Rent and other receivables	1,138,621	-	1,138,621
Prepaid expenses and other assets	2,853,298	-	2,853,298
Escrows and reserves	610,200	-	610,200
Deferred rent receivable	31,687	-	31,687
In-place lease intangibles (net of accumulated amortization)	4,776,515	2,168,673	6,945,188
Above market leases (net of accumulated amortization)	9,401	5,712	15,113
Total assets	$88,328,479	$30,948,366	$119,276,845

LIABILITIES AND EQUITY
Liabilities
Secured borrowings, net	$3,237,327	$-	$3,237,327
Revolving credit facility	17,000,000	17,400,000	34,400,000
Accounts payable, accrued expenses and other	4,224,599	-	4,224,599
Below market leases (net of accumulated amortization)	5,365,118	317,548	5,682,666
Due to affiliates	512,530	-	512,530
Total liabilities	$30,339,574	$17,717,548	$48,057,122

Commitments and contingencies

Equity
Common stock,
Class A, 500,000,000 shares authorized: 5,285,904 shares issued and outstanding	52,859	-	52,859
Class B, 27,206 shares authorized, 27,206 shares issued and outstanding	272	-	272
Additional paid-in capital	46,502,630	4,332,516	50,835,146
Accumulated deficit	(1,034,471)	-	(1,034,471)
Total Stockholders’ Equity	45,521,290	4,332,516	49,853,806
Operating Partnership unitholders' noncontrolling interests	12,467,615	8,898,302	21,365,917
Total equity	57,988,905	13,230,818	71,219,723
Total liabilities and equity	$88,328,479	$30,948,366	$119,276,845

Postal Realty Trust, Inc.

Pro Forma Combined Consolidated Statement of Operations

For the Nine Months Ended September 30, 2019

(Unaudited)

	Postal Realty Trust, Inc. (a)	Acquisition Properties Pro forma adjustments (A)	2019 Acquisition (e)	Portfolio (f)	Company Pro Forma Adjustments		Total Pro Forma
Revenues
Rent income	$5,735,896	$1,037,355	$8,309	$1,833,087	$-		$8,614,647
Tenant reimbursements	852,504	148,509	1,553	209,493	-		1,212,059
Fee and other income	842,097	-	-	-	-		842,097
Total revenues	7,430,497	1,185,864	9,862	2,042,580	-		10,668,803
Operating expenses
Real estate taxes	880,117	152,742	1,553	221,092	-		1,255,504
Property operating expenses	821,839	76,470	151	109,796	-		1,008,256
General and administrative	2,385,228	-	-	-	272,788	(g)	2,658,016
Equity-based compensation	584,873	-	-	-	579,688	(h)	1,164,561
Depreciation and amortization	2,314,553	2,157	2,508	1,001,842	-		3,321,060
Total operating expenses	6,986,610	231,369	4,212	1,332,730	852,476		9,407,397
Income (loss) from operations	443,887	954,495	5,650	709,850	(852,476)		1,261,406
Interest expense, net:
Contractual interest expense	(635,423)	-	-	-	(366,645	)(i)	(1,002,068)
Amortization of deferred financing costs	(9,558)	-	-	-	(261,657	)(i)	(271,215)
Loss on early extinguishment of Predecessor debt	(185,586)	-	-	-	-		(185,586)
Interest income	3,394	-	-	-	-		3,394
Total interest expense, net	(827,173)	-	-	-	(628,302)		(1,455,475)
(Loss) income before income tax expense (benefit)	(383,286)	954,495	5,650	709,850	(1,480,778)		(194,069)
Income tax (expense) benefit	(39,749)	-	-	-	39,749	(j)	-
Net (loss) income	(423,035)	954,495	5,650	709,850	(1,441,029)		(194,069)
Net income attributable to noncontrolling interest in properties	(4,336)	-	-	-	4,336	(k)	-
Net income attributable to Predecessor	(463,414)	-	-	-	-		(463,414)
Net loss attributable to Operating Partnership unitholders’ noncontrolling interests	191,020	-	-	-	7,525	(k)	198,545
Net income (loss) attributable to stockholders	$(699,765)	$954,495	$5,650	$709,850	$(1,429,168)		$(458,938)

Net income (loss) per share (basic and diluted)	$(0.14)						$(0.09)

Weighted average common shares outstanding	5,164,264						5,164,264

Explanatory note:

(A)	Acquisition Properties
	Historical (b)	Other Pro Forma Adjustments		Total (A)
Revenues
Rent income	$1,014,639	$22,716	(c)	$1,037,355
Tenant reimbursements	148,509	-		148,509
Total revenues	1,163,148	22,716		1,185,864
Operating expenses
Real estate taxes	152,742	-		152,742
Property operating expenses	76,470	-		76,470
Depreciation and amortization	-	2,157	(d)	2,157
Total operating expenses	229,212	2,157		231,369
Income (loss) from operations	933,936	20,559		954,495

Total interest expense, net	-	-		-
Income (loss) before income tax benefit (expense)	933,936	20,559		954,495
Income tax benefit (expense)	-	-		-
Net income (loss)	$933,936	$20,559		$954,495

Pro Forma Combined Consolidated Statement of Operations

For the Year Ended December 31, 2018

(Unaudited)

	Pro Forma Postal Realty Trust, Inc. Prior to Acquisition	Portfolio (f)		Total Pro Forma
Revenues
Rent income	$8,502,614	$2,534,666		$11,037,280
Tenant reimbursements	1,288,190	265,721		1,553,911
Fee and other income	1,056,267	-		1,056,267
Total revenues	10,847,071	2,800,387		13,647,458
Operating expenses
Real estate taxes	1,329,615	289,072		1,618,687
Property operating expenses	1,212,635	145,082		1,357,717
General and administrative	3,675,710	-		3,675,710
Depreciation and amortization	3,692,703	1,843,435		5,536,138
Total operating expenses	9,910,663	2,277,589		12,188,252
Income from operations	936,408	522,798		1,459,206

Total interest expense, net	(129,672)	(1,580,294	)(i)	(1,709,966)
Income (loss) before income tax benefit (expense)	806,736	(1,057,496)		(250,760)
Income tax benefit (expense)	-	-		-
Net income (loss)	806,736	(1,057,496)		(250,760)
Net (income) loss attributable to noncontrolling interest	(172,766)	247,994	(k)	75,228
Net income (loss) attributable to Postal Realty Trust, Inc.	$633,970	$(809,502)		$(175,532)

Net income (loss) per share (Basic and Diluted)	$0.12			$(0.04	)(l)
Weighted average number of common shares outstanding (Basic and Diluted)	4,863,505			4,863,505

Postal Realty Trust, Inc.

Notes and Management’s Assumptions to Unaudited Pro Forma Combined Consolidated Financial Statements

1.	Notes to the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2019.

(a)	Reflects the Unaudited Consolidated Balance Sheet of Postal Realty Trust, Inc. as of September 30, 2019.

(b)	The acquisition of the Portfolio was accounted for using preliminary estimates of the relative fair value of the tangible and intangible assets acquired and liabilities assumed in connection with the acquisition and are therefore subject to change. The contract purchase price for the Portfolio was $31.4 million exclusive of closing costs. The Company funded the purchase with $17.4 million from its line of credit and the issuance of 824,350 OP Units valued at $17.00 per unit. The closing price of the Company’s common stock, on November 22, 2019 was $16.05; therefore, the estimated fair value of the total consideration excluding closing costs was approximately $30.6 million. The sources for the purchase of the Portfolio are the issuance of the 824,350 OP Units at $16.05 ($13.2 million) and borrowings from the line of credit ($17.4 million). In addition, the Company used cash on hand to fund closing costs of $0.6 million. The proforma adjustments includes a reallocation of noncontrolling interest to reflect 30.0% of the outstanding limited partnership units of the Operating Partnership not owned by the Company resulting from the issuance of OP Units to fund a portion of the acquisition of the Portfolio. In addition, interest on the borrowing includes various components which are included as an adjustment to the Unaudited Pro Forma Combined Consolidated Statements of Operations as discussed in Note 2.

2.	Notes to the Unaudited Pro Forma Combined Consolidated Statements of Operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018.

(a)	Reflects the Unaudited Combined Consolidated Statement of Operations of the Company for the nine months ended September 30, 2019.

(b)	Reflects the operations of the Acquisition Properties for the period prior to the date of acquisition on May 17, 2019.

(c)	Adjusts the results of operations of the Acquisition Properties to reflect the straight-line impact and amortization of the above and below market lease intangibles, as if the Acquisition Properties were purchased on January 1, 2018.

(d)	Adjusts depreciation and amortization expense for the period prior to the acquisition of the Acquisition Properties on May 17, 2019 based on the purchase price allocation for the Acquisition Properties. Depreciation and amortization is recognized on a straight-line basis over a range of 15-40 years for building and improvements and 1-9 years for tenant improvements and lease intangibles based on the term of the related leases.

(e)	Represents the pro forma revenues and expenses for the 2019 Property. Also adjusts depreciation and amortization expense for the period prior to the acquisition of the 2019 Property on January 31, 2019 based on the purchase price allocation for the 2019 Property. Depreciation and amortization is recognized on a straight-line basis over a range of 15-40 years for building and improvements and five years for tenant improvements and lease intangibles based on the term of the related lease.

(f)	Represents the pro forma revenues and expenses for the Portfolio. Also adjusts depreciation and amortization expense based on a preliminary purchase price allocation for the Portfolio. The purchase price allocation is a preliminary estimate. Depreciation and amortization is recognized on a straight-line basis over a range of 15-40 years for building and improvements and 1-10 years for tenant improvements and lease intangibles based on the term of the related leases.

(g)	General and administrative expenses for the period prior to the offering consist of compensation based upon agreements in effect at the date of the offering less historical compensation for the Predecessor from May 17, 2019. Includes director and officer insurance pursuant to insurance agreements executed concurrent with completion with the offering for the period prior to the offering.

(h)	Equity based compensation expenses for the period prior to the offering includes the (i) issuance of 73,529 LTIPs to the Company’s chief executive officer upon completion of the offering which vest over three years, (ii) issuance of 119,118 restricted shares of Class A common stock to the Company’s President, directors and employees upon completion of the offering which vest over three years, (iii) issuance of 41,176 LTIPs to the Company’s chief executive officer in lieu of cash compensation upon completion of the offering that vest over eight years and (iv) issuance of 29,412 restricted shares of Class A common stock to the Company’s directors upon completion of the offering for their annual equity compensation, less historical compensation for the Company from May 17, 2019 through September 30, 2019.

(i)	Represents the elimination of contractual interest expense related to certain mortgage indebtedness repaid with proceeds from the offering for the nine months ended September 30, 2019. There were no prepayment penalties. Also represents the reversal of certain amortization of deferred financing costs related to certain mortgage indebtness repaid with proceeds from the offering for the nine months ended September 30, 2019. $2.9 million of Predecessor indebtedness remained outstanding following completion of the offering. In addition, for purposes of preparing the pro forma interest expense adjustment, the Company has applied the effective interest rates using the stated terms of the revolving credit facility to the amounts borrowed under its $100 million senior revolving credit facility for the nine months ended September 30, 2019 and the year ended December 31, 2018. The facility matures in September 2023. The Company is required to pay an unused facility fee on the revolving commitments under the Facility of 0.75% per annum for the first $100 million. The effective interest rate includes the following components:

o	$1.4 million of deferred financing costs incurred in connection with the borrowing amortized over the term
o	Interest at a rate of 3.36% based on current LIBOR plus 170 basis points that is due and payable on a monthly basis
o	Unused fee of 0.75% per annum for the first $100 million

If market rates of interest on the variable debt changed by a 1/8 of 1% variance, then the increase or decrease on the variable debt interest expense would be approximately $16,539 and $22,052 for the nine months ended September 30, 2019 and the year ended December 31, 2018, respectively.

(j)	Represents an adjustment to remove income tax benefit since the Company has elected to be taxed as a REIT.

(k)	Represents an adjustment to the combined consolidated statements of operations for the allocation for net income (loss) attributable to non-controlling interests. The OP and LTIP Unit holders’ interest in the OP would have been approximately 30.0% for the period presented. Also represents reversal of a de minimis net income attributable to non-controlling interest in the Predecessor as the previous non-controlling interest was redeemed in connection with the formation transactions for the nine months ended September 30, 2019.

(l)	Pro forma net income (loss) per share for the year ended December 31, 2018 is presented in accordance with section 3230.4 of the Commission’s Financial Reporting Manual and is based on (a) the issuance of a number of shares of Class A common stock pursuant to the offering at an offering price of $17.00 per share to fund the $66.4 million necessary to repay debt and pay the consideration payable and offering and other costs and (b) issuance of shares of common stock as consideration for the merger of UPH. Pro forma net income (loss) would have been $(0.03) per share reflecting the issuance of all 4.5 million shares in the offering and the issuance of the shares of common stock as consideration for the merger of UPH. OP units, LTIP units and restricted shares of Class A common stock, would not be dilutive and were not included in the computation of diluted earnings per share for the period presented.